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                            FOR USE IN VERMONT ONLY

        Supplement Dated June 10, 1997 to Prospectus Dated May 1, 1997

                           CHUBB SEPARATE ACCOUNT C

                                      of

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

This supplement updates certain information contained in your prospectus. Please read it and keep it with your Prospectus for future reference.

The section WHAT IS THE DEATH BENEFIT? on page 7 is amended by adding the
            --------------------------
following after the last sentence in the first paragraph:

       The minimum death benefit will be at least equal to the initial specified amount at the date of issue if premiums are paid as due, and if there are no outstanding policy loans, partial withdrawals or partial surrenders.

The Section DEATH BENEFITS on page 16 is amended by adding the following after
            --------------
the first sentence in the first paragraph:

       The minimum death benefit will be at least equal to the initial specified amount at the date of issue if premiums are paid as due, and if there are no outstanding policy loans, partial withdrawals or partial surrenders.

The section DEATH BENEFITS is further amended by adding the following after the
            --------------
last sentence in the first paragraph:


       Interest will be paid on the Death Benefit Proceeds at the current rate of interest from the date of death to the date of payment. If State law requires payment of a greater amount, we will pay that amount.